UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

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WILSON BANK HOLDING COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[Wilson Bank Holding Company Letterhead]

March 10, 2005

Dear Shareholder:

     In connection with the Annual Meeting of Shareholders of Wilson Bank Holding Company to be held April 12, 2005, we enclose a Notice of Annual Meeting of Shareholders, a proxy statement, and a form of proxy.

     You are being asked to elect four persons to serve as Class I directors for a three-year term and until their successors are duly elected and qualified. Information about this matter is contained in the attached proxy statement.

     You are invited to attend the Annual Meeting of Shareholders in person. We would appreciate your completing the enclosed proxy card so that your shares can be voted in the event that you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your proxy may be revoked and you may vote in person. We urge you to return your proxy card in the enclosed, postage paid envelope as soon as possible.

Sincerely,
/s/ J. Randall Clemons

J. Randall Clemons
President and Chief Executive Officer Wilson Bank Holding Company

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
STOCK OWNERSHIP
ITEM 1 — ELECTION OF DIRECTORS
ITEM 2 — OTHER MATTERS
INDEPENDENT PUBLIC ACCOUNTANT INFORMATION
EXECUTIVE COMPENSATION
DIRECTORS’ COMPENSATION
PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT FOR 2004
SHAREHOLDERS’ PROPOSALS AND OTHER MATTERS
GENERAL

WILSON BANK HOLDING COMPANY
LEBANON, TENNESSEE
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Wilson Bank Holding Company:

     The Annual Meeting of Shareholders (the “Annual Meeting”) of Wilson Bank Holding Company (the “Company”) will be held on Tuesday, April 12, 2005 at 7:00 p.m., (CDT), at the main office of the Company, located at 623 West Main Street, Lebanon, Tennessee 37087, for the following purposes:

     (1) To elect four (4) Class I directors to hold office for a term of three years and until their successors are duly elected and qualified; and

     (2) To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Only shareholders of record at the close of business on March 1, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the Annual Meeting.

By Order of the Board of Directors,

/s/ Jerry L. Franklin

Jerry L. Franklin, Secretary

March 10, 2005

YOUR REPRESENTATION AT THE ANNUAL MEETING IS IMPORTANT. TO ENSURE YOUR REPRESENTATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. SHOULD YOU SUBSEQUENTLY DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AS PROVIDED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT IS VOTED.

WILSON BANK HOLDING COMPANY
LEBANON, TENNESSEE

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Wilson Bank Holding Company (the “Company”) of proxies for the Annual Meeting of Shareholders of the Company to be held on Tuesday, April 12, 2005, at the Company’s main office, 623 West Main Street, Lebanon, Tennessee 37087, at 7:00 p.m. (CDT). This proxy material was first mailed to shareholders on or about March 10, 2005.

     All valid proxies which are received will be voted in accordance with the recommendations of the Board of Directors unless otherwise specified thereon and will be voted “For” election of the director nominees set out below. A proxy may be revoked by a shareholder at any time prior to its use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     Only holders of record of the Company’s common stock, par value $2.00 per share (the “Common Stock”), at the close of business on March 1, 2005 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 4,490,081 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote for each share held on each of the matters to be voted upon at the Annual Meeting. The representation in person or by proxy of at least a majority of the outstanding shares entitled to vote is necessary to provide a quorum at the meeting. The directors shall be elected by a plurality of the votes cast in the election by the holders of Common Stock represented and entitled to vote at the Annual Meeting. Any other matters submitted to the shareholders but not proposed in this Proxy Statement, shall be approved by the affirmative vote of a majority of the votes cast by the holders of Common Stock represented and entitled to vote at the Annual Meeting. The Board of Directors of the Company does not know of any other matters which will be presented for action at the Annual Meeting other than those proposed in this Proxy Statement, but the persons named in the proxy (who are directors of the Company) intend to vote or act with respect to any other proposal which may be presented for action according to their best judgment. Abstentions and “non-votes” are accounted as “present” in determining whether a quorum is present. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. A “non vote” will have no effect on the approval of the nominees to the Company’s board of directors. Abstentions will have the no effect on the approval of the director nominees.

     The cost of solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling, and mailing this Proxy Statement. Such solicitation will be made by mail, and may also be made by the Company’s regular officers or employees personally or by telephone or other form of electronic communication. The Company may reimburse brokers, custodians and nominees for their expenses in sending proxies and proxy materials to beneficial owners.

     Wilson Bank and Trust (the “Bank”) is located in Lebanon, Tennessee and is a wholly-owned subsidiary of the Company. The Company owns 50% of DeKalb Community Bank (“DCB”), located in Smithville, Tennessee and 50% of Community Bank of Smith County (“CBSC”), located in Carthage, Tennessee. In November 2004, DCB and CBSC entered into agreements with the Company and the Bank that provide for the merger of DCB and CBSC with and into the Bank subject to shareholder approval and regulatory approvals. At a special meeting of DCB’s shareholders to be held on March 14, 2005, DCB’s shareholders will be asked to approve the merger of DCB with and into the Bank. At a special meeting of CBSC’s shareholders to be held on March 24, 2005, CBSC’s shareholders will be asked to approve the merger of CBSC with and into the Bank. Except as otherwise stated, or as the context otherwise requires, the information contained herein relates to the Company and the Bank.

STOCK OWNERSHIP

     There are no persons who are the beneficial owners of more than 5% of the Company’s Common Stock, its only class of voting securities.

     The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of March 1, 2005 (unless otherwise noted), for:

•	each of our directors and nominees;

•	each of our executive officers named in the Summary Compensation Table; and

•	all of our directors and executive officers as a group.

     The percentages of shares outstanding provided in the table are based on 4,490,081 voting shares outstanding as of March 1, 2005 and does not include or give effect to any shares the Company may issue in connection with the DCB or CBSC mergers described above. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Unless otherwise indicated, each person or entity named in the table has sole voting and investment power, or shares voting and investment power with his or her spouse, with respect to all shares of stock listed as owned by that person. The number of shares shown does not include the interest of certain persons in shares held by family members in their own right. Shares issuable upon exercise of options that are exercisable within sixty days of March 1, 2005 are considered outstanding for the purpose of calculating the percentage of outstanding shares of Company Common Stock held by the individual, but not for the purpose of calculating the percentage of outstanding shares held by any other individual.

	Amount and Nature
Name and Address of Beneficial Owner (1)	of Beneficial Owner (2)		Percent of Class (%)
Directors:
Charles Bell	105,034		2.34%
Jack W. Bell	62,305	(3)	1.39%
Mackey Bentley	37,939		0.84%
J. Randall Clemons (4)	70,196	(5)	1.56%
James F. Comer	26,045	(6)	0.58%
Jerry L. Franklin	68,684	(7)	1.53%
John B. Freeman	36,727	(8)	0.82%
Marshall Griffith	25,639		0.57%
Harold R. Patton	41,135	(9)	0.92%
James Anthony Patton	32,290		0.72%
H. Elmer Richerson (4)	22,917	(10)	0.51%
John R. Trice	85,134	(11)	1.90%
Robert T. VanHooser	15,995	(12)	0.36%

Named Executive Officers:
Gary Whitaker	11,176		0.24%
Larry Squires	2,180	(13)	0.00%
John D. Goodman	840	(14)	0.00%

Executive Officers and Directors as a group (20 persons)	655,154	(15)	14.6%

(1)	The address for each of the directors and executive officers set forth in the table above is 623 West Main Street, Lebanon, Tennessee 37087.

(2)	Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.

(3)	Includes 4,434 shares held by or on behalf of Mr. J. Bell’s children and/or other dependents.

(4)	Messrs. Clemons and Richerson are also Named Executive Officers.

(5)	Includes 4,824 shares held by or on behalf of Mr. Clemons’ children and/or other dependents, 2,348 shares held by Mr. Clemons’ wife, 2,200 shares issuable upon exercise of options granted under the Company’s 1999 Stock Option Plan and 27,578 shares held by the Clemons Family Limited Partnership.

(6)	Includes 5,529 shares held by or on behalf of Mr. Comer’s children and/or other dependents.

(7)	Includes 1,930 shares held by or on behalf of Mr. Franklin’s children and/or other dependents.

(8)	Includes 6,272 shares held by or on behalf of Mr. Freeman’s children and/or other dependents.

(9)	Includes 21,189 shares held by Mr. H. Patton’s wife and 206 shares held by or on behalf of Mr. Patton’s children and/or other dependents.

(10)	Includes 533 shares issuable upon exercise of options granted under the Company’s 1999 Stock Option Plan.

(11)	Includes 18,959 shares held as trustee by Mr. Trice.

(12)	Includes 10,911 shares held jointly by Mr. VanHooser’s wife and children.

(13)	Includes 1,333 shares issuable upon exercise of options granted under the Company’s 1999 Stock Option Plan.

(14)	Includes 400 shares issuable upon exercise of options granted under the Company’s 1999 Stock Option Plan.

(15)	Includes 5,966 shares issuable upon exercise of options granted under the Company’s 1999 Stock Option Plan.

ITEM 1 — ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of thirteen (13) members. The Company’s bylaws provide for a minimum of five and maximum of fifteen directors, the exact number to be set by the Company’s Board of Directors. The Company’s charter provides that the Board of Directors shall be divided into three classes, each class to be as nearly equal in number as possible. The terms of four (4) directors expire at the 2005 Annual Meeting. These directors are Jack W. Bell, Mackey Bentley, Harold R. Patton and H. Elmer Richerson. The nomination of Jack W. Bell, Mackey Bentley, Harold R. Patton and H. Elmer Richerson to a three-year term has been approved by the Company’s Board of Directors.

     Unless contrary instructions are received, the enclosed proxy will be voted in favor of the election as directors of the nominees listed below. Each nominee has consented to be a candidate and to serve, if elected. All the nominees currently are serving as directors of the Company. While the Company’s Board of Directors has no reason to believe that any nominee will be unable to accept nomination or election as a director, if such event should occur, proxies will be voted with discretionary authority for a substitute or substitutes who will be designated by the Company’s current Board of Directors.

Information Concerning Nominees

The following table contains certain information concerning the nominees, which information has been furnished to the Company by the individuals named.

			Current Position; Business Experience
Nominee	Age	Director Since	During Past Five Years (1)
Class I Directors (Nominees for Election to the Board)
Jack W. Bell (2)(3)	46	1987	Director; Owner — Jack W. Bell Builders, Inc.; Vice President of Operations – Lebanon Aluminum Products, Inc. (until 1995)
Mackey Bentley	60	1987	Director; President — Bentley’s Electric Company, Inc.
Harold R. Patton (4)	69	1987	Director; (Chairman of the Company’s Board of Directors) Retired; General Manager – Wilson Farmers’ Cooperative prior thereto
H. Elmer Richerson	52	1998	Vice President and Director of the Company; President of the Bank (since 2002); Vice President of the Bank from 1989 until 1994; Executive Vice President of the Bank (1994-2002)

Class II Directors (Continuing Directors until 2006 Annual Meeting of Shareholders)
Charles Bell (2)(5)	66	1993	Director; Consultant (1995-Present) and President (until 1995) – Lebanon Aluminum Products, Inc.
J. Randall Clemons (3)(5)	52	1987	President, Chief Executive Officer and Director of the Company (since 1992); Chairman (since 2002), Chief Executive Officer and Director of the Bank
Jerry L. Franklin	67	1987	Director; Owner as franchisee of Ponderosa Restaurants
James Anthony Patton (4)	44	1987	Director; Salesman – Mid Tenn Chemical; Co-Owner – Container Service, Inc; Salesman – Custom Packaging, Incorporated (prior to 2001)

			Current Position; Business Experience
Nominee	Age	Director Since	During Past Five Years (1)
Class III Directors (Continuing Directors until 2007 Annual Meeting of Shareholders)
James F. Comer (5)	46	1996	Director; Owner – Comer Farms; Vice President – Lending and Account Executive of Farm Credit Services of America (1980-1995)
John B. Freeman	67	1987	Director, Retired Businessman; Chairman – Auto Parts and Service Company, Inc. (until 2000)
Marshall Griffith	66	1987	Director; Businessman – Evergreen Company; Senior Vice President – Fidelity Federal Savings and Loan of Nashville, Tennessee prior thereto
John R. Trice (3)	72	1991	Director; Owner – Trice Appraisal Services
Robert T. VanHooser, Jr. (3)	75	1991	Director, Retired Business Development Officer – Wilson Bank and Trust (1991-96); President and CEO of Lebanon Bank, Lebanon, TN prior thereto

(1)	All directors serve on the Boards of Directors of the Company and the Bank.

(2)	Charles Bell is the father of Jack W. Bell.

(3)	Messrs. J. Bell, Clemons, Trice and VanHooser serve on the Board of Directors of DCB.

(4)	Harold R. Patton is the father of James Anthony Patton.

(5)	Messrs. C. Bell, Clemons and Comer serve on the Board of Directors of CBSC.

Description of the Board and Committees of the Board

     The Company does not have an executive compensation or nominating committee. The Board of Directors of the Company also serves as the Board of Directors of the Bank. The Board of Directors of the Company and the Board of Directors of the Bank, based upon recommendations by the Personnel Committee, establish general compensation policies and programs for the Company and the Bank and determine annually the compensation to be paid to Company and Bank employees, including executive officers. The Board of Directors does not believe it is necessary to have a nominating committee because the Boards of Directors of the Company and the Bank act as a nominating committee for directors and officers of the Company and the Bank and develop general criteria concerning the qualifications and selection of directors and officers (including recommendations made by shareholders of the Company) and recommending candidates for such positions. All of the Company’s directors participate in the consideration of director nominees.

     Each potential director nominee is evaluated on the same basis regardless of whether he or she is recommended by management, by a director or by a shareholder. The Board of Directors has not adopted a policy with respect to minimum qualifications for directors. Rather, the Board of Directors annually reviews and determines the specific qualifications and skills that one or more directors must possess in the context of the then needs of the Board of Directors with respect to experience, expertise and age. Each of the nominees for director to be elected at the Meeting was nominated and recommended by the Board of Directors.

     The Company has not received director nominee recommendations from any shareholders for the term commencing in 2005 and expiring in 2008. The Board of Directors will consider nominees recommended by shareholders, provided that such recommendations are submitted to the Board of Directors in writing and describe the reasons why the shareholder finds the recommended person to be a qualified candidate.

     The Board of Directors of the Company has no standing committees. The Board of Directors of the Bank has ten standing committees consisting of the Audit, Executive, Personnel, Finance, Marketing, Building, Investment, Long Range Planning, Data Processing and Board Relations Committee. The Chairman of the Board of Directors of the Bank (Mr. Clemons) and Mr. Richerson are members of all of the committees with the exception that Mr. Clemons and Mr. Richerson are not on the Personnel Committee or the Audit Committee. The members of each committee are generally appointed in May of each year, and serve until the following May. Therefore, the committee members identified below may not have been on each identified committee for the entire 2004 fiscal year. Unless otherwise provided below, the members identified below are the current members of the applicable committees.

     Audit Committee. The Company does not have a separately-designated standing audit committee. The Bank, however, does have a separately-designated standing audit committee, composed of Messrs. C. Bell, Franklin and VanHooser with Mr. Griffith serving as Chairman. The Audit Committee reviews annual and interim reports of the independent auditors and provides advice and assistance regarding the accounting, auditing and financial reporting practices of the Company and the Bank. The Audit Committee operates pursuant to the terms of a charter which was adopted by the Board of Directors in December 2004 (the “Audit Committee Charter”). A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A. All of the Audit Committee’s members are independent under the current listing standards of the New York Stock Exchange, except for Mr. C. Bell, whose son, Jack Bell, is the owner of Jack Bell Builders, a company to which the Bank paid $643,000 in the aggregate for construction projects in 2004 as described in more detail below. While the Board of Directors believes that certain of its audit committee members are financially literate and have a level of financial sophistication necessary to serve on the Audit Committee, it has determined that the Company does not have an “audit committee financial expert” as defined by the SEC’s rules and regulations serving on the Audit Committee. The Board of Directors believes that at least one of the current members of the Audit Committee has a level of experience regarding banking operations and the application of generally accepted accounting principles as to provide valuable service to the Audit Committee in its role of overseeing the financial reporting process of the Company and the Bank. The Board of Directors further believes that the current members of the Company’s Board of Directors provide a breadth of experience and level of community relationships that are important to the Company and that the Company does not believe that it could attract an additional director that meets the requirements of an “audit committee financial expert” who also has those similar relationships. In making its determination, the Board of Directors particularly considered the size and nature of the Company’s business and the importance of knowledge of the local communities served by the Bank. The Audit Committee held seven meetings during 2004.

     Executive Committee. The Executive Committee is composed of Messrs. C. Bell, Bentley and Trice, with Mr. VanHooser serving as Chairman. The Executive Committee reviews corporate activities, makes recommendations to the Board of Directors on policy matters and makes executive decisions on matters that do not require a meeting of the full Board of Directors. The Executive Committee held eleven meetings during 2004.

     Personnel Committee. The Personnel Committee, composed of Messrs. VanHooser, Freeman and Bentley with Mr. J. A. Patton serving as Chairman, considers and recommends to the Board of Directors the salaries of all Bank personnel, including the Named Executive Officers. This committee held four meetings during 2004.

     Finance Committee. The Finance Committee is the credit review board of the Bank. This committee reviews loan applications meeting certain criteria and approves those found creditworthy. In addition, this committee reviews all loans that are funded. The committee is comprised of seven permanent members, Messrs. C. Bell, J. Bell, Bentley, Griffith and H. Patton with Mr. J. Comer serving as Chairman. Serving as “temporary members” of the committee in 2004 were Messrs. J.A. Patton, Franklin and Freeman. In addition, Mr. Trice and Mr. VanHooser served as advisory members for the entire fiscal year. The Finance Committee held sixteen meetings during 2004.

     Marketing Committee. The Marketing Committee is composed of Messrs. Franklin, H. Patton and Trice with Mr. J Bell serving as Chairman. The Marketing Committee recommends the direction of the marketing efforts of the Company and the Bank. This committee held four meetings during 2004.

     Building Committee. The Building Committee is composed of Messrs. Bentley, Griffith and J.A. Patton with Mr. Freeman serving as Chairman. This committee makes recommendations to the Company’s and the Bank’s Boards of Directors on the immediate and future building needs of the Company and the Bank. This committee held four meetings during 2004.

     Investment Committee. The Investment Committee is composed of Messrs. J. Bell, Comer, H. Patton and Bentley with Mr. C. Bell serving as Chairman. The Investment Committee reviews and directs the investment portfolio of the Bank. This committee held four meetings during 2004.

     Long Range Planning Committee. The Long Range Planning Committee is composed of Messrs. J. Bell, Freeman, and H. Patton with Mr. Trice serving as Chairman. This committee explores strategic opportunities available to the Company and recommends the direction the Company should take on these matters. This committee held two meetings in 2004.

     Data Processing Committee. The Data Processing Committee is composed of Messrs. Comer, J.A. Patton and Richerson with Mr. Franklin serving as Chairman. The Data Processing Committee reviews the computer hardware and software needs of the Company and makes recommendations regarding purchases thereof to the Board of Directors. This committee held six meetings during 2004.

     Board Relations Committee. The Board Relations Committee is composed of Messrs. J. Franklin, H. Patton and VanHooser with Mr. Bentley serving as Chairman. The board relations committee’s primary responsibility is to plan for the board’s future responsibilities and be certain that the Bank’s board meets the future needs of the Bank.

     Trust Committee. The Trust Committee is composed of Messrs. J. Bell, Comer and Griffith with Mr. C. Bell serving as Chairman, is charged with the oversight of the Bank’s trust activities. This committee held one meeting during 2004. The Trust Department discontinued it’s operations during the first quarter of 2004 as the bank retired its trust powers in July of 2004.

     During the fiscal year ended December 31, 2004, the Board of Directors of the Bank held sixteen meetings while the Board of Directors of the Company met thirteen times. Each director attended more than 99% of the aggregate number of meetings of both the Bank’s and the Company’s Boards of Directors and the committees on which such director served. The Company encourages each member of the Board of Directors to attend the Annual Meeting of Shareholders. All of the Company’s directors attended the 2004 Annual Meeting of Shareholders.

     The Company’s Board of Directors has established procedures for the Company’s shareholders to communicate with members of the Board of Directors. Shareholders may communicate with any of the Company’s directors, including the chairperson of any of the committees of the Board of Directors, by writing to a director c/o Wilson Bank Holding Company, 623 West Main Street, Lebanon, Tennessee 37087.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who beneficially own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent beneficial owners are required by federal securities regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company’s review of the copies of such forms and written representations from certain reporting persons furnished to the Company, the Company believes that its officers, directors and greater than ten percent beneficial owners were in compliance with all applicable filing requirements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

ITEM 2 — OTHER MATTERS

     The Board of Directors is not aware of any other matters which may be brought before the Annual Meeting. However, if any matter other than the proposed matters properly comes before the meeting for action, proxies will be voted for such matters in accordance with the best judgment of the persons named as proxies.

INDEPENDENT PUBLIC ACCOUNTANT INFORMATION

     The Board of Directors has selected Maggart & Associates, P.C. to serve as independent auditors for the current fiscal year upon the recommendation of the Audit Committee. Maggart & Associates, P.C. has served in this capacity for the Company since 1987. A representative of Maggart & Associates is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

     During the fiscal years ended December 31, 2004 and December 31, 2003, the Company incurred the following principal independent auditor fees:

	2004	2003
Audit Fees:(a)	$226,836	$127,090
Audit-Related Fees:(b)	$12,935	$14,655
Tax Fees:(c)	$11,250	$11,625
Other Fees:	—	—

(a)	Includes fees related to the annual independent audit of the Company’s financial statements and reviews of the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q. For 2004, includes fees related to the audit of management’s report on the effectiveness of the Company’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(b)	Includes fees related to the audit of the Company’s 401(k) plan and investment center reviews.

(c)	Includes fees related to the preparation of the Company’s tax returns and other tax related assistance.

     The Audit Committee considered these fees and concluded that the performance of these services was consistent with Maggart & Associates’ independence.

     The Audit Committee also has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company. The policy requires that all services Maggart & Associates, the Company’s independent auditor, may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee. The Audit Committee approved all audit and non-audit services provided by Maggart & Associates during fiscal 2004.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table provides information as to annual, long-term or other compensation during fiscal years 2004, 2003, and 2002 for Mr. Clemons, the Company’s Chief Executive Officer, Mr. Richerson, the Bank’s President, Gary Whitaker, the Bank’s Senior Vice President, Larry Squires, the Bank’s Senior Vice President, and John Goodman, the Bank’s Senior Vice President-Western Division, the four most highly compensated executive officers of the Company or the Bank with total annual salary and bonus over $100,000 for the year ended December 31, 2004.

	Annual Compensation			Long-Term Compensation
				Securities Underlying	All Other
Name and Principal Position	Year	Salary	Bonus (1)	Options/SARS (#)	Compensation(2)
J. Randall Clemons,	2004	$274,339	$151,000	-0-	$46,735
President and Chief Executive	2003	263,502	156,000	-0-	44,460
Officer of the Company and	2002	228,502	136,000	-0-	46,922
Chief Executive Officer of the Bank

H. Elmer Richerson,	2004	$212,158	$90,600	-0-	$32,889
President of the Bank	2003	200,130	78,000	-0-	31,687
	2002	170,130	68,000	-0-	31,991

Gary Whitaker,	2004	$124,000	$40,141	-0-	$19,412
Senior Vice President of the	2003	117,000	40,224	-0-	18,372
Bank	2002	106,000	37,930	-0-	17,506

Larry Squires,	2004	$106,212	$15,872	-0-	$16,020
Senior Vice President of the	2003	100,200	15,361	-0-	14,730
Bank	2002	95,400	14,531	-0-	14,370

	Annual Compensation			Long-Term Compensation
				Securities Underlying		All Other
Name and Principal Position	Year	Salary	Bonus (1)	Options/SARS (#)		Compensation(2)
John Goodman,	2004	$95,400	$22,905	-0-		$11,357
Senior Vice President -	2003	90,000	14,079	2,000	(3)	3,519
Western Division of the Bank	2002	29,847	7,000	-0-		-0-

(1)	Perquisites and other personal benefits did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus for the named executive officer.

(2)	Represents for fiscal years 2004, 2003 and 2002, respectively, (i) the Company’s matching grants under the Company’s 401(k)/profit sharing plan in the amounts of $19,680, $19,200, and $19,200 for Mr. Clemons; $19,680, $19,200, and $19,200 for Mr. Richerson; $15,746, $15,094, and $13,817 for Mr. Whitaker; $10,868, $9,881, and $9,234 for Mr. Squires; and $11,357, $3,519, and $0 for Mr. Goodman; and (ii) accruals by the Company with respect to the Company’s obligations under the Executive Salary Continuation Agreements described below in the amounts of $27,055, $25,260 and $27,722 for Mr. Clemons; $13,209, $12,487 and $12,791 for Mr. Richerson; $3,686, $3,278 and $3,689 for Mr. Whitaker; and $5,152, $4,850 and $3,504 for Mr. Squires.

(3)	The number of securities underlying options have been adjusted to reflect the Company’s two-for-one stock split paid to shareholders on October 30, 2003.

Option Grants in 2004

     The Company granted no options to its Named Executive Officers in 2004.

Aggregate Option Exercises During 2004 and Fiscal Year End Option Values

     The following table provides information related to options exercised by the named executive officers during the 2004 fiscal year and the number and value of options held at fiscal year end and has been adjusted to reflect the two-for-one stock split authorized by the Company and paid to the Company’s shareholders in the form of a 100% stock dividend on October 30, 2003. The Company has not issued stock appreciation rights or warrants to its executive officers.

	Shares		Number of Securities		Value of Unexercised In-the-Money
	Acquired on	Value	Underlying Unexercised Options(#)		Options at Fiscal Year End($)(1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
J. Randall Clemons	1,800	$27,396.00	2,200	4,000	$33,484.00	$60,880.00
H. Elmer Richerson	2,133	$20,065.26	533	2,666	8,112.26	40,576.52
Gary Whitaker	1,133	$15,512.26	—	1,134	—	17,259.48
Larry Squires	—	—	1,333	1,334	20,288.26	20,303.48
John Goodman	—	—	200	1,800	1,600.00	14,400.00

(1)	The closing price for the common stock as of December 31, 2004 was $30.50. Value is calculated on the basis of the difference between the option exercise price and $30.50, multiplied by the number of shares of Common Stock underlying the option.

Executive Salary Continuation Agreements

     The Company has entered into Executive Salary Continuation Agreements with certain of its senior executive officers, including Messrs. Clemons, Richerson, Whitaker and Squires, pursuant to which each such executive officer (or his or her beneficiaries) are entitled, if certain performance targets for the Bank are met, to receive annual payments for 15 years, upon retirement at age 65 or, if sooner, the death or disability of such executive officer. In the event that the executive officer resigns or is terminated without cause prior to age 65, he or she is entitled to receive the vested portion of such benefits, with vesting occurring at the rate of 6%, 6%, 6% and 6% per year from March 30, 1995, March 30, 1995, March 16, 1998 and August 21, 1996 for each of Messrs. Clemons, Richerson, Whitaker and Squires, respectively, if the required performance targets are met. As of December 31, 2004, Messrs. Clemons, Richerson, Whitaker and Squires were vested 48%, 48%, 30% and 42%, respectively. The performance target for each agreement is average return on assets for the Bank over the vesting period for each executive officer, as follows: 1.0% or better (100% of vested benefit); .9-.99% (90%); .8-.89% (80%); .7-.79% (70%) and below .7%, no benefit.

     The amounts paid to a named executive officer are dependent on the then current compensation for each such person at the time of retirement or termination and will also be reduced by a percentage of social security payments and 401(k) benefits paid to the named executive officer during the time when the benefits are being paid and, as such, cannot be calculated with certainty at this time. By way of example, if a named executive officer is employed by the Company for a period of 10 years and the average return on assets in each of those ten years is 0.99, then the named executive officer would be entitled to receive fifty-four percent (54%) of his or her then current salary at termination, less (i) fifty percent of social security benefits paid to the named executive officer and (ii) one hundred percent of the employer contributed 401(k) benefits paid to the named executive officer.

     Payment of the benefits is contingent on the executive officer not competing with the Bank for three years after termination of employment. In the event there is a change in control of the Bank or the Company, the benefits become fully vested without regard to the performance target or the non-competition agreement. A “change in control” is the acquisition of 50% or more of the shares of the Bank or the Company, or a merger, consolidation or similar transaction involving the Bank or the Company, or the cessation by either of their business activities or existence.

DIRECTORS’ COMPENSATION

     The Company’s directors are classified in three classes, with directors in each class serving for three year terms and until his successor has been duly elected and qualified. The Board of Directors of the Company also serves as the Board of Directors of the Bank. In 2004, each director received $1,800 per month for his services as a director of the Company. In addition, each director of the Bank received $850 per month for his services as a director of the Bank and $450 for each committee meeting of the Bank he attended, not to exceed $1,700 per month, as a member of the various committees on which he serves. In addition, fees of $1,512 and $1,428 were paid to each of the directors of the Company and the directors of the Bank, respectively, for attendance at Company and Bank planning retreats held during 2004.

PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions with respect to compensation of the Company’s and the Bank’s executive officers, including the Chief Executive Officer and the other named executive officers, for fiscal year 2004 were made by the Board of Directors of the Bank based upon recommendations by the Personnel Committee. Compensation of executive officers consists of a base salary, an annual bonus and matching and profit-sharing contributions under the Company’s 401(k) plan (as well as health and disability insurance and other non-cash benefits similar to those of all employees of the Bank or Company and amounts contributed under the executive officer’s Executive Salary Continuation Agreement). No member of the Personnel Committee served as an officer or employee of the Company or of any of its subsidiaries during 2004.

     The overarching policy of the Personnel Committee and the Board of Directors in determining executive compensation, including the compensation of the Chief Executive Officer, is to attract and retain the highest quality talent to lead the Company and to reward key executives based upon their individual performance and the performance of the Bank and the Company. The Personnel Committee believes that providing incentives to and rewarding the performance of the Company’s executive officers enhances the profitability of the Company.

     In recommending the 2004 base salary of J. Randall Clemons, the Company’s and the Bank’s Chief Executive Officer, the Personnel Committee reviewed a Tennessee Banking Association (“TBA”) 2003 survey of compensation levels for Chief Executive Officers of Middle Tennessee banks or bank holding companies with assets of $500-$1 billion. Decisions regarding compensation were made in view of these sources of information with the intent to compensate the Chief Executive Officer with a comparable base salary.

     The Personnel Committee further considered the Bank’s and the Company’s overall financial performance in 2003 in recommending Mr. Clemons’ base salary (including asset quality and growth, net income, earnings per share and return on equity compared to the previous year). For example, total assets for fiscal year 2003 for the

Company increased 13.3% compared with 2002, net income increased 10.6% and earnings per share increased 7.84% compared with 2002. Mr. Clemons’ base salary was increased 6% for the 2004 fiscal year. Notwithstanding disclosure of certain performance measures in this paragraph, the Personnel Committee’s recommendations concerning Mr. Clemons’ base salary were not based upon the attainment of any specific quantitative performance objectives.

     The base salary for Mr. Richerson, Mr. Whitaker, Mr. Squires and Mr. Goodman were based on similar criteria and considerations.

     Executive officers are eligible for an annual cash bonus pursuant to a formula determined by the Board of Directors that is based upon the Company’s net income for the fiscal year. In 2004, Mr. Clemons was eligible for, and received, $6,000 for the first $1.25 million of net income earned by the Company and $5,000 for each additional $250,000 of net income earned. Mr. Richerson was eligible for, and received, $3,600 for the first $1.25 million of net income earned by the Company and $3,000 for each additional $250,000 of net income earned. Mr. Whitaker, Mr. Squires and Mr. Goodman were eligible for, and received, a bonus determined by the return of assets performance of the Bank which bonus was calculated on a basis consistent with the Bank’s other employees. Messrs. Whitaker, Squires and Goodman were also eligible to receive monthly cash payments under the Company’s cash-based incentive plan upon the attainment of certain performance goals.

     Employees, including executive officers, also receive a matching grant of $.35 from the Company for each one dollar ($1) up to a maximum of 6% of the amount contributed each year by the employee to his or her 401(k) account. No employee is entitled to contribute more than $13,000. The Company contributes additional funds into each employee’s 401(k) account under a profit-sharing arrangement based upon each employee’s base salary as a percentage of the Company’s total payroll.

     The compensation levels for fiscal year 2004 for members of management other than Mr. Richerson, Mr. Clemons, Mr. Whitaker and Mr. Squires were established by the Personnel Committee based upon the recommendation of the Company’s Chief Executive Officer, J. Randall Clemons. Mr. Clemons’ recommendations regarding these salaries were based on considerations and criteria similar to those described above.

J. A. Patton, Chairman	John Freeman
James Anthony Patton	Robert VanHooser

     The foregoing report of the Personnel Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

AUDIT COMMITTEE REPORT FOR 2004

     The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

     In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has considered whether the independent auditors provision of non-audit services to the Company is compatible with maintaining the auditor’s independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the SEC.

Marshall Griffith, Chairman	Charles Bell
Robert T. VanHooser, Jr.	Jerry Franklin

     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Personnel Committee Interlocks and Insider Participation

     During fiscal 2004, the Personnel Committee of the Board of Directors of the Bank was composed of Messrs. Freeman, Bentley and VanHooser with Mr. J.A. Patton serving as Chairman. With the exception of Mr. VanHooser who was an officer of the Bank until 1996, none of these persons has at any time been an officer or employee of the Company or any of its subsidiaries. There are no relationships among the Company’s executive officers, members of the Personnel Committee or entities whose executives serve on the Board of Directors or the Personnel Committee that require disclosure under applicable regulations of the SEC.

     No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served on the Personnel Committee. No executive officer of the Company or the Bank has served as a director of another entity, one of whose executive officers served on the Personnel Committee. No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company or the Bank.

Certain Relationships and Related Transactions

     Some directors and principal officers of the Company at present, as in the past, are customers of the Bank and have had and expect to have loan transactions with the Bank in the ordinary course of business. In addition, some of the directors and officers of the Bank are at present, as in the past, affiliated with businesses which are customers of the Bank and which have had and expect to have loan transactions with the Bank in the ordinary course of business. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties. In the opinion of the Board of Directors, these loans do not involve more than a normal risk of collectability or present other unfavorable features.

     During 2004, John R. Trice Appraisals, Inc. was paid an aggregate of $487,000 for 1,391 appraisals and inspections performed in connection with loans originated by the Bank. This company is owned by John R. Trice, a director of the Company and the Bank. The payments made by the Bank were reimbursed in full by the persons and/or entities whose properties were appraised.

     During 2004, Jack Bell, Builders was paid an aggregate of $643,000 by the Bank and the Community Bank of Smith County for the construction of the Bank’s Hwy 70 office located in Mt. Juliet, the renovation of the Donelson office and cost associated with the Gordonsville office for the Community Bank of Smith County. This Company is owned by Jack Bell, a director of the Company and the Bank. Mr. Jack Bell is the son of Mr. Charles Bell, another director of the Company.

Shareholder Return Performance Graph

     The following graph compares the percentage change in the unaudited total return on the Company’s Common Stock against the cumulative total return of the NASDAQ Index and The Carson Medlin Company’s Independent Bank Index between December 31, 1998 and December 31, 2004. The graph assumes the value of the investment in the Company’s Common Stock and each index was $100 at December 31, 1998 and that all dividends were reinvested.

     The following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

WILSON BANK HOLDING COMPANY
Five Year Performance Index

250
200
150
100
50
0
INDEX
1999
2000
2001
2002
2003
2004
YEAR
WILSON BANK HOLDING COMPANY
INDEPENDENT BANK INDEX
NASDAQ INDEX

	1999	2000	2001	2002	2003	2004

WILSON BANK HOLDING COMPANY	100	114	127	147	190	217

INDEPENDENT BANK INDEX	100	94	114	141	190	221

NASDAQ INDEX	100	60	48	33	49	54

SHAREHOLDERS’ PROPOSALS AND OTHER MATTERS

     Shareholders intending to submit proposals for presentation at the next Annual Meeting and inclusion in the Proxy Statement and form of proxy for such meeting should forward such proposals to J. Randall Clemons, Wilson Bank Holding Company, 623 West Main Street, Lebanon, Tennessee 37087. Proposals must be in writing and must be received by the Company prior to November 15, 2005 in order to be included in the Company’s Proxy Statement and form of proxy relating to the 2006 Annual Meeting of Shareholders. Proposals should be sent to the Company by certified mail, return receipt requested, and must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

     For any other shareholder proposals to be timely (but not considered for inclusion in the Company’s Proxy Statement), a shareholder must forward such proposal to Mr. Clemons at the Company’s main office (listed above) prior to January 29, 2006.

GENERAL

     In addition to solicitation by mail, certain directors, officers and regular employees of the Company and the Bank may solicit proxies by telephone, telegram or personal interview for which they will receive no compensation other than their regular salaries. The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Company’s Common Stock held of record by such persons and may reimburse them for their reasonable out-of-pocket expenses in connection therewith.

     The Company’s 2004 Annual Report is mailed herewith. A shareholder may obtain a copy of the Company’s Annual Report to the SEC on Form 10-K for the year ended December 31, 2004 without charge by writing to Lisa Pominski, Wilson Bank Holding Company, 623 West Main Street, Lebanon, Tennessee 37087.

By order of the Board of Directors,

/s/ Jerry L. Franklin

Jerry L. Franklin
Secretary

Lebanon, Tennessee
March 10, 2005

Appendix A

WILSON BANK HOLDING COMPANY

Audit Committee Charter

I. Purpose

     The purpose of the Audit Committee (the “Committee”) of Wilson Bank Holding Company (the “Company”) is to assist the Board of Directors (the “Board”) with its oversight responsibilities regarding: (i) the integrity of the Company’s financial statements; (ii) the integrity of the accounting and financial reporting processes of the Company and the audits of the financial statements; (iii) the Company’s compliance with legal and regulatory requirements; (iv) the independent auditor’s qualifications and independence; and (v) the performance of the Company’s internal audit function and independent auditor. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

     In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

     Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal control over financial reporting and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the “internal auditor”) and the Company’s independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

     Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II. Membership

     The Committee shall consist of at least three members of the Board. Each Committee member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years and must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, except as may be acceptable to the Board, each Committee member shall satisfy the independence requirements of the New

York Stock Exchange and Rule l0A-3(b)(l) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

     The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III. Meetings and Procedures

     The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

     The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

     All non-management directors that are not members of the Committee may at the discretion of the Committee, attend and observe meetings of the Committee, but shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

     The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate to carry out its duties. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Committee.

     The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV. Powers and Responsibilities

     Interaction with the Independent Auditor

     1. Appointment and Oversight. The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

     2. Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or permissible non-audit services, the Committee shall preapprove the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

     3. Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

          (i) The Committee shall ensure that the independent auditor prepares and delivers, at least annually, a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor and for the taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee shall satisfy itself of the auditor’s independence.

          (ii) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

          (iii) The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

          Annual Financial Statements and Annual Audit

     4. Meetings with Management, the Independent Auditor and the Internal Auditor.

          (i) The Committee shall meet with management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

          (ii) The Committee shall review and discuss with management and the independent auditor any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities of which the Committee is made aware that do not appear on the financial statements of the Company and that may have a material current or future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

          (iii) The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K.

     5. Separate Meetings with the Independent Auditor.

          (i) The Committee shall obtain from the independent auditor assurances that procedures required under Section 10A of the Exchange Act have been complied with.

          (ii) The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

          (iii) The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

     6. Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(i) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

     Quarterly Financial Statements

     7. Quarterly Financial Statement Review. The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q.

     Internal Audit

     8. Appointment. The Committee shall review the appointment and replacement of the internal auditor.

     9. Separate Meetings with the Internal Auditor. The Committee shall meet periodically with the Company’s internal auditor to discuss the responsibilities, budget and staffing of the Company’s internal audit function and any issues that the internal auditor believes warrant audit committee attention. The Committee shall discuss with the internal auditor any significant reports to management prepared by the internal auditor and any responses from management.

     Other Powers and Responsibilities

     10. The Committee shall review all related party transactions required to be disclosed in the Company’s proxy statement on an ongoing basis and all such transactions must be approved by the Committee.

     11. The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

     12. The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

     13. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

     14. The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

     15. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

     16. The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

Form of Proxy

WILSON BANK HOLDING COMPANY
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     This proxy is solicited upon behalf of the Board of Directors for the Annual Meeting to be held on April 12, 2005.

     The undersigned hereby appoints Harold R. Patton and Mackey Bentley, or either of them, with full power of substitution, as proxies, and hereby authorizes them to vote, as designated, all shares of common stock of Wilson Bank Holding Company, held by the undersigned on March 1, 2005 at the Annual Meeting of Shareholders to be held Tuesday, April 12, 2005, at 7:00 p.m. (CDT), at the main office of Wilson Bank and Trust located at 623 West Main Street, Lebanon, Tennessee 37087, and any adjournment(s) thereof.

1. ELECTION OF DIRECTORS

____	FOR all nominees listed below (except as marked to the contrary below)

Jack W. Bell Harold R. Patton	Mackey Bentley H. Elmer Richerson

____	Withhold authority to vote for all nominees;

____	Withhold authority to vote for the following nominee(s), write that nominee’s name on the line below:

In their discretion, the proxies are authorized to vote upon such business as may properly come before this meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Signature _____________________________________________ Date ___________________

Signature (if held jointly) ____________________________________ Date ___________________

     Please sign exactly as your name appears on your share certificates. Each joint owner must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as authorized. If a partnership, please sign in partnership name by an authorized person.

BE SURE TO MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
IN THE ADDRESSED POSTAGE PAID ENVELOPE PROVIDED